Shereff, Friedman, Hoffman & Goodman, LLP
                                919 Third Avenue
                          New York, New York 10022-9998



                                                              January 9, 1996


Prudential Global Limited Maturity Fund, Inc.
One Seaport Plaza
New York, New York 10292


Gentlemen and Ladies:

         Prudential Global Limited Maturity Fund, Inc. (the "Fund"), is filing with the Securities and Exchange Commission Post-Effective Amendment No. 10 to its Registration Statement under the Securities Act of 1933, as amended (the "1933 Act") on Form N-1A (File No. 33-33479), relating to the registration under the 1933 Act of 24,726,745 additional shares of its Common Stock, par value $.001 per share (the "Additional Shares"), which are to be offered and sold by the Fund in the manner and on the terms set forth in the prospectus of the Fund current and effective under the 1933 Act at the time of sale. According to Post-Effective Amendment No. 10 to the Fund's Registration Statement, 28,217,058 shares of the Fund's Common Stock were redeemed by the Fund during its fiscal year ended October 31, 1995. Of that number, none of such shares have been used by the Fund for reduction pursuant to paragraph (a) of Rule 24e-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), in previous filings of post-effective amendments to the Fund's Registration Statement during the current year, and 3,523,230 shares have been used for reduction pursuant to paragraph (c) of Rule 24f-2 under the 1940 Act during the Fund's current fiscal year, of the registration fee payable by the Fund for the registration of shares for sale under the 1933 Act.

         We have, as counsel, participated in various proceedings relating to the Fund and to the proposed issuance of the Additional Shares. We have examined copies, either certified or otherwise proven to our satisfaction to be genuine, of the Fund's Articles of Incorporation and By-laws, as currently in effect, and a certificate issued by the State Department of Assessments and Taxation of the State of Maryland, certifying the existence and good standing of the Fund.
We are generally familiar with the corporate affairs of the Fund.

         Based upon the foregoing, it is our opinion that:

    1. The Fund has been duly organized and is validly existing under the laws of the State of Maryland.

    2. The Fund is authorized to issue two billion (2,000,000,000) shares of Common Stock, par value $.001 per share. Under Maryland law, (a) the number of authorized shares may


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Prudential Global Limited Maturity Fund, Inc.
February 9, 1996
Page 2


be increased or decreased by action of the Board of Directors and (b) shares which are issued and subsequently redeemed by the Fund are, by virtue of such redemption, restored to the status of authorized and unissued shares.

         3. Subject to the effectiveness of the above-mentioned Post-Effective Amendment No. 10 to the Fund's Registration Statement and compliance with applicable state securities laws, upon the issuance of the Additional Shares for a consideration not less than the par value thereof as required by the laws of Maryland, and not less than the net asset value thereof as required by the 1940 Act and in accordance with the terms of the Registration Statement, such shares will be legally issued and outstanding and fully paid and non-assessable.

         We hereby consent to the filing of this opinion with the Securities and Exchange Commission as a part of the above-mentioned Post-Effective Amendment No. 10 to the Registration Statement and with any state securities commission where such filing is required. In giving this consent we do not admit that we come within the category of persons whose consent is required under Section 7 of the 1933 Act.

         We are members of the Bar of the State of New York and do not hold ourselves out as being conversant with the laws of any jurisdiction other than those of the United States of America and the State of New York. We note that we are not licensed to practice law in the State of Maryland, and to the extent that any opinion herein involves the laws of the State of Maryland, such opinion should be understood to be based solely upon our review of the documents referred to above, the published statutes of the State of Maryland and, where applicable, published cases, rules or regulations of regulatory bodies of that State.

                                                              Very truly yours,

                                   /s/ Shereff, Friedman, Hoffman & Goodman, LLP


                                   Shereff, Friedman, Hoffman & Goodman, LLP


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